Exhibit 10.4
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 26, 2008, by and among CENTEX CORPORATION, a Nevada corporation (“Borrower”), each Lender (defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent.
R E C I T A L S
     A. Reference is hereby made to that certain Credit Agreement dated as of July 1, 2005, executed by Borrower, the Lenders party thereto, and Administrative Agent (as amended, the “Credit Agreement”).
     B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.
     C. Borrower, Administrative Agent, and Lenders desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to the Credit Agreement.
     (a) Section 1.1 is hereby amended to add the following definitions in the appropriate alphabetical order:
     Authorities means any applicable local, state, municipal, federal, or foreign judicial, executive, or legislative instrumentality.
     Borrowing Base means, from time to time, the sum of the following amounts (without duplication):
     (a) ninety percent (90%) of the net proceeds from Sold Units due to a Restricted Company at closing as a result of the consummation of the sale of such Sold Units, which net proceeds have been paid to the closing agent handling such sale but which have not yet been received by Borrower or such Restricted Subsidiary; provided, however, that if, and to the extent that, such net proceeds which are reported as outstanding on the last day of any fiscal quarter of Borrower are not received by Borrower or such Restricted Subsidiary on or before the tenth (10th) day following the end of any such fiscal quarter, then such net proceeds shall not be included in the Borrowing Base;
     (b) ninety percent (90%) of the Net Book Value of all Sold Units;
     (c) eighty percent (80%) of the Net Book Value of all Spec Units;
     (d) seventy-five percent (75%) of the Net Book Value of all Developed Lots;
     (e) fifty percent (50%) of the Net Book Value of all Land Under Development; and
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     (f) thirty percent (30%) of the Net Book Value of all Unimproved Entitled Land;
     provided that the sum of the amounts determined pursuant to clauses (e) and (f) shall not exceed forty percent (40%) of the Borrowing Base (with any excess being excluded from the Borrowing Base); provided, further, that notwithstanding anything to the contrary provided herein, any asset which is encumbered by any Lien (other than Customary Permitted Liens) shall not be included in the calculation of the Borrowing Base pursuant to clauses (a) through (f) above. All properties included in the Borrowing Base shall be wholly-owned by a Restricted Company and located in the United States of America.
     Borrowing Base Debt means (a) all Consolidated Debt (and, for purposes of this definition, the Excess Cash component used in the calculation of Consolidated Debt shall be reduced by the amount of Total Principal Debt as of the date of determination (but in no event shall such Excess Cash component be less than zero)), minus (b) any Subordinated Debt of the Restricted Companies in an amount not to exceed $200,000,000, minus (c) any Non-Recourse Debt of the Restricted Companies.
     Customary Permitted Liens means Permitted Liens described in Sections 9.2(b)(i), (ii), (iii), (iv), (v), (vi), (vii), or (xi).
     Customary Recourse Exceptions means, with respect to any Non-Recourse Debt, exclusions from the exculpation provisions with respect to such Non-Recourse Debt for fraud, misapplication of cash, environmental claims, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate indemnification agreements in non-recourse financings of real estate.
     Deferred Tax Valuation Allowance means the valuation allowance applied to deferred tax assets resulting from the application of FASB Statement No. 109, Accounting for Income Taxes, or otherwise required in accordance with GAAP.
     Developed Lots means parcels of Land Under Development owned by a Restricted Company as to which:
     (a) a final plat, subdivision map or the equivalent for such Land Under Development in a form approved by all applicable Authorities has been recorded in compliance with all material applicable Legal Requirements; and
     (b) to the extent required, building permits for the construction of foundations for residential dwelling units on each parcel of such Land Under Development are available for issuance without the satisfaction of any further material conditions other than fees related to the issuance of the applicable permit.
     Entitled Land means parcels of land owned by a Restricted Company which are zoned for construction of single-family dwellings, whether detached or attached, and have a preliminary plat or tentative map, or the equivalent, approved by the applicable Authorities in order to develop the land as a residential housing project and construct single-family dwellings, whether attached or detached, thereon.
     Improvements means on and off-site development work, including grading, water distribution and sewer collection systems and drainage system installation, paving,
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and other improvements necessary for the use of residential dwelling units and as required pursuant to development agreements which may have been entered into with all applicable Governmental Authorities.
     Investment Grade Rating means that at least two (2) of the three (3) following Debt ratings exist at the same time: (a) a Moody’s Rating of Baa3 or better; (b) an S & P Rating of BBB- or better; and (c) a Fitch Rating of BBB- or better.
     Land Under Development means Entitled Land and Improvements related to such Entitled Land owned by a Restricted Company, provided that construction of any Improvements has commenced but has not been completed and for which:
     (a) to the extent at such time required, a performance bond, surety or other security has been issued to and in favor of and accepted by all material applicable Authorities in which the real property is situated with regard to all material work to be performed for such Entitled Land pursuant to applicable Legal Requirements or development agreements with such Authorities;
     (b) all necessary plans have been approved by all material applicable Authorities for the installation of the Improvements then being installed by a Restricted Company upon or for such Entitled Land;
     (c) all necessary permits have been issued for the installation of the Improvements then being installed by a Restricted Company upon or for such Entitled Land; and
     (d) all utility services necessary for the construction of Improvements of single-family dwellings (whether attached or detached) will be available to such Entitled Land upon completion of the Improvements and the applicable Restricted Company shall have obtained will serve letters from each applicable utility service provider to the extent will serve letters are customarily issued.
     Net Book Value means, with respect to any property included in the Borrowing Base as of any date of determination, the book value thereof as reflected in the consolidated balance sheet of Borrower prepared in accordance with GAAP.
     Non-Recourse Debt means, for any Person, any Debt of such Person in which the holder of such Debt may not look to such Person personally for repayment, other than to the extent of any security therefor or pursuant to Customary Recourse Exceptions.
     Sold Unit means a single-family dwelling unit (whether detached or attached) owned by a Restricted Company, including the land on which such dwelling is located, where construction has commenced and that is subject to a written purchase agreement executed in the ordinary course of Borrower’s or such Restricted Subsidiary’s business (in a form customarily employed by Borrower or such Restricted Subsidiary) and with a person who is not an Affiliate of a Restricted Company, together with an earnest money deposit, and such purchase agreement has not been terminated or entered into more than (x) twenty-four (24) months prior to the date of determination with respect to single-family attached dwelling units or (y) eighteen (18) months prior to the date of determination with respect to single-family detached dwelling units. The purchase agreement may contain customary contingencies to the purchaser’s obligation to
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purchase, including, without limitation, a condition to purchase or close subject to purchaser’s financing of the unit or purchaser’s sale of other property owned by the purchaser.
     Spec Unit means a single-family dwelling unit (whether detached or attached) owned by a Restricted Company, including the land on which such dwelling is located, where construction has commenced and that is or will be available for sale.
     Third Amendment means the Third Amendment to Credit Agreement dated as of the Third Amendment Effective Date, executed by Borrower, Administrative Agent, and the other Lenders party thereto.
     Third Amendment Effective Date means March 26, 2008.
     Unimproved Entitled Land means Entitled Land that is not included in Land Under Development or Developed Lots.
     (b) The definition of “Applicable Margin” in Section 1.1 is hereby deleted in its entirety and replaced with the following:
     Applicable Margin means, as of any date of determination, the interest margin over the Prime Rate or the Adjusted Eurodollar Rate, and the applicable fees payable pursuant to Section 5.3 and Section 5.4, as the case may be, that corresponds to the Moody’s Rating, the S & P Rating, and the Fitch Rating set forth below on such date of determination:

				Applicable	Applicable	Applicable	Applicable
				Margin for	Margin for	Margin for	Margin for
	Moody’s	S & P	Fitch	Prime Rate	Eurodollar	Facility	Utilization
Level	Rating	Rating	Rating	Borrowings	Borrowings	Fees	Fees
1	Baa2 or higher	BBB or higher	BBB or higher	0.0000%	0.8500%	0.1500%	0.1250%
2	Baa3	BBB-	BBB-	0.0000%	0.9500%	0.1750%	0.1250%
3	Ba1	BB+	BB+	0.0000%	1.1750%	0.2250%	0.2500%
4	Ba2	BB	BB	0.0000%	1.4000%	0.2250%	0.2500%
5	Ba3 or lower or Not Rated	BB- or lower or Not Rated	BB- or lower or Not Rated	0.0000%	1.6250%	0.2500%	0.2500%
For purposes of the foregoing: (a) if a Debt Rating is issued by only two (2) of Moody’s, S & P, and Fitch, and (i) such Debt Ratings shall fall within different Levels (but not more than one (1) Level apart), then the Applicable Margin shall be determined by reference to the numerically lower Level (e.g. if the S & P Rating is at Level 1 and the Moody’s Rating is at Level 2, then the Applicable Margin shall be determined by reference to Level 1), or (ii) such Debt Ratings shall fall within different Levels (two (2)
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or more Levels apart), the Applicable Margin shall be determined by reference to the Level that is one Level higher than the numerically lowest Level (e.g., if the S & P Rating is in Level 1 and the Moody’s Rating is in Level 3, then the Applicable Margin shall be determined by reference to Level 2); and (b) if a Debt Rating is issued by each of Moody’s, S & P, and Fitch, then the Applicable Margin shall be determined by reference to the Level that corresponds to the lower of the two highest Debt Ratings (e.g. if the Moody’s Rating is at Level 1, the S & P Rating is at Level 2, and the Fitch Rating is at Level 3, then the Applicable Margin shall be determined by reference to Level 2). The pricing that is effective on the Third Amendment Effective Date is that under Level [3]. Thereafter, each change in the Applicable Margin shall be effective on the earlier of: (i) the actual date of delivery by Borrower to Administrative Agent of notice of a change in S & P Rating, Moody’s Rating, or Fitch Rating pursuant to Section 8.3(g); and (ii) the date on which Borrower is obligated to deliver notice of a change in S & P Rating, Moody’s Rating, or Fitch Rating to Administrative Agent pursuant to Section 8.3(g).
Notwithstanding the foregoing:
     (a) If the Interest Coverage Ratio is less than 2.0 to 1.0, but not less than 1.50 to 1.0, then the Applicable Margin for Eurodollar Borrowings (including for purposes of calculating the Letter of Credit fees payable pursuant to Section 5.5) shall be increased by 0.125% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.3(a) or (b), as applicable, reflecting that the Interest Coverage Ratio was less than 2.0 to 1.0, but not less than 1.50 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.3(a) or (b), as applicable, reflecting that the Interest Coverage Ratio was (i) at least 2.0 to 1.0 as of the last day of the applicable fiscal quarter or (ii) less than 1.50 to 1.0 (in which case clause (b) or (c) below shall apply) as of the last day of the applicable fiscal quarter;
     (b) If the Interest Coverage Ratio is less than 1.50 to 1.0, but not less than 1.0 to 1.0, then the Applicable Margin for Eurodollar Borrowings (including for purposes of calculating the Letter of Credit fees payable pursuant to Section 5.5) shall be increased by 0.25% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.3(a) or (b), as applicable, reflecting that the Interest Coverage Ratio was less than 1.50 to 1.0, but not less than 1.0 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.3(a) or (b), as applicable, reflecting that the Interest Coverage Ratio was (i) at least 2.0 to 1.0 as of the last day of the applicable fiscal quarter, (ii) less than 2.0 to 1.0, but not less than 1.50 to 1.0 (in which case clause (a) above shall apply) as of the last day of the applicable fiscal quarter, or (iii) less than 1.0 to 1.0 (in which case clause (c) below shall apply) as of the last day of the applicable fiscal quarter; and
     (c) If the Interest Coverage Ratio is less than 1.0 to 1.0, then the Applicable Margin for Eurodollar Borrowings (including for purposes of calculating the Letter of Credit fees payable pursuant to Section 5.5) shall be increased by 0.375% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.3(a) or (b),
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as applicable, reflecting that the Interest Coverage Ratio was less than 1.0 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.3(a) or (b), as applicable, reflecting that the Interest Coverage Ratio was (i) at least 2.0 to 1.0 as of the last day of the applicable fiscal quarter, (ii) less than 2.0 to 1.0, but not less than 1.50 to 1.0 (in which case clause (a) above shall apply) as of the last day of the applicable fiscal quarter, or (iii) less than 1.50 to 1.0, but not less than 1.0 to 1.0 (in which case clause (b) above shall apply) as of the last day of the applicable fiscal quarter;
provided that the additional amounts payable pursuant to clauses (a), (b), and (c) above for any period shall be reduced (but not below zero) by the amount of utilization fees payable pursuant to Section 5.4 for such period.
Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 3.7(c).
     (c) The definition of “Consolidated Debt” in Section 1.1 is hereby deleted in its entirety and replaced with the following:
     Consolidated Debt means, as of any date of determination, (a) all Debt (other than (x) with respect to undrawn Performance Letters of Credit and (y) Contingent Obligations with respect to guaranties of undrawn Performance Letters of Credit of Persons other than Borrower or a Restricted Subsidiary) of the Restricted Companies, on a consolidated basis, minus (b) Excess Cash not subject to any Liens or other restrictions not inherent in the particular investment or obligation, minus (c) the face amount of all undrawn financial letters of credit issued on behalf of the Restricted Companies (but only to the extent such letters of credit assure obligations that are fully indemnified pursuant to unconditional indemnity agreements or fully covered by third party insurance acceptable to Administrative Agent, provided by indemnitors or insurers, as applicable, acceptable to Administrative Agent, as to which such indemnitors or insurers, as applicable, do not dispute liability for payment thereof); provided that, for purposes of Section 8.12, Consolidated Debt means, as of the date of determination, all Debt of the Restricted Companies, on a consolidated basis.
     (d) The definition of “Cumulative Consolidated Net Income” in Section 1.1 is hereby deleted in its entirety and replaced with the following:
     Cumulative Consolidated Net Income means the sum of Quarterly Consolidated Net Income for the fiscal quarter ended March 31, 2008, and for each succeeding fiscal quarter during the term hereof.
     (e) The definition of “Leverage Ratio” in Section 1.1 is hereby deleted in its entirety and replaced with the following:
     Leverage Ratio means, as of any date of determination thereof, the ratio of (a) the result of (i) Consolidated Debt outstanding on such date, minus (iii) Subordinated Debt in an amount not to exceed $200,000,000, to (b) the sum of (i) Consolidated Debt outstanding on such date, plus (ii) Consolidated Tangible Net Worth plus the cumulative
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net amount of all Deferred Tax Valuation Allowances (not to exceed $1,000,000,000 in the aggregate), each as of such date determined in accordance with GAAP.
     (f) Section 2.3 is hereby deleted in its entirety and replaced with the following:
     2.3 Termination or Reduction of Commitments.
     (a) Voluntary. Without premium or penalty, and upon giving not less than ten (10) Business Days prior written and irrevocable notice to Administrative Agent, Borrower may permanently terminate in whole or in part the Total Commitment; provided that: (a) each partial termination shall be in the amount of $5,000,000 or a greater integral multiple of $1,000,000; (b) the amount of the Total Commitment may not be reduced below the Total Outstandings; (c) if, after giving effect to any reduction of the Total Commitment pursuant to this Section 2.3(a), the Letter of Credit Sublimit exceeds fifty percent (50%) of the amount of the Total Commitment, the Letter of Credit Sublimit shall be automatically reduced by the amount of such excess; and (d) each reduction shall be allocated Pro Rata among Lenders in accordance with their respective Pro Rata Parts. Promptly after receipt of such notice of termination or reduction, Administrative Agent shall notify each Lender of the proposed termination or reduction. Such termination or partial reduction of the Total Commitment shall be effective on the Business Day specified in Borrower’s notice (which date must be at least ten (10) Business Days after Borrower’s delivery of such notice). In the event that the Total Commitment is reduced to zero and there is no outstanding Principal Debt or L/C Obligations, this Agreement shall be terminated to the extent specified in Section 13.14, and all facility fees and other fees then earned and unpaid hereunder and all other amounts of the Obligation then due and owing shall be immediately due and payable, without notice or demand by any Credit Party.
     (b) Mandatory. On the Third Amendment Effective Date, (i) the Total Commitment shall be reduced by $735,000,000 and (ii) the Letter of Credit Sublimit shall be reduced by $235,000,000, such that, immediately after giving effect to such reductions, the Total Commitment is $1,350,000,000 and the Letter of Credit Sublimit is $600,000,000. Each such reduction shall be allocated Pro Rata among Lenders in accordance with their respective Pro Rata Parts.
     (g) Section 6.2 is hereby amended to add the following as Section 6.2(g):
     (g) At any time that the Borrower does not have an Investment Grade Rating, the sum of the aggregate outstanding amount of all Borrowing Base Debt, after giving effect to such Credit Extension, does not exceed the Borrowing Base as of such date.
     (h) Section 8.3 is hereby amended to add the following as Section 8.3(j):
     (j) Concurrently with the delivery of the financial statements referred to in Sections 8.3(a) and (b), for each such period during which Borrower does not have an Investment Grade Rating, commencing with the fiscal quarter ending March 31, 2008, and at such other times as the Administrative Agent may reasonably require (provided that such calculation is to be made as of the last day of a calendar month), Borrower shall provide Administrative Agent with a written calculation of the Borrowing Base, substantially in the form of Exhibit H, signed by a Responsible Officer of Borrower, and
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properly completed to provide all information required to be included thereon (and Administrative Agent will promptly forward to each Lender) showing Borrower’s calculations of the components of the Borrowing Base and such data supporting such calculations as the Administrative Agent may require.
     (i) Section 9.12(b) is hereby deleted in its entirety and replaced with the following:
(b) Minimum Tangible Net Worth. Borrower shall not permit Consolidated Tangible Net Worth, as of the last day of any fiscal quarter of Borrower, commencing with the fiscal quarter ended March 31, 2008, to be less than (a) $2,400,000,000, plus (b) fifty percent (50%) of the amount of Net Proceeds from any Equity Issuance subsequent to December 31, 2007, plus (c) fifty percent (50%) of Cumulative Consolidated Net Income (excluding the effect of (i) any decrease in any Deferred Tax Valuation Allowance and (ii) any increase in Cumulative Consolidated Net Income resulting from the application of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes), minus (d) the cumulative net amount of all Deferred Tax Valuation Allowances (not to exceed $1,000,000,000 in the aggregate), as of the date of determination.
     (j) Section 9.12 is hereby amended to add the following new clause (c) at the end thereof:
(c) Borrowing Base. At any time that Borrower does not have an Investment Grade Rating, Borrower shall not permit the sum of the aggregate outstanding amount of all Borrowing Base Debt to exceed the sum of the Borrowing Base; provided however, that it shall not be an Event of Default under this Section 9.12(c) if, Borrower shall either, (A) within two (2) Business Day of the date of determination that Borrower is not in compliance with this Section 9.12(c), make a prepayment of the Total Principal Debt in such amount as is necessary to cause Borrower to be in compliance with the limitations of this Section 9.12(c), or (B) so long as no Principal Debt is outstanding, within thirty (30) days of such date of determination, cause Borrower to otherwise be in compliance with the limitations of this Section 9.12(c).
     (k) Section 10.2(b) is hereby deleted in its entirety and replaced with the following:
     (b) any covenant, agreement, or condition contained in Section 8.3(e), 8.3(f), 8.3(g), 8.12 or 9, and such failure or refusal continues unremedied for ten (10) days (other than Section 9.12(c), for which the time shall be two (2) Business Days with respect to clause (A) thereof or thirty (30) days as with respect to clause (B) thereof) after the earlier of (i) notice given by Administrative Agent to Borrower of such failure or refusal, or (ii) Borrower’s actual knowledge of such failure or refusal; or
     (l) The Credit Agreement is hereby amended to add Exhibit H attached hereto.
     (m) Schedule 2.1 is hereby deleted in its entirety and replaced with Revised Schedule 2.1 attached hereto.
     2. Consents.
     (a) Borrower has advised Administrative Agent that Borrower is currently in negotiations to sell (i) substantially all of the assets, of Centex Home Services Company, LLC, a Nevada limited liability
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company, HomeTeam Pest Defense, LLC, a Delaware limited liability company, and HomeTeam Pest Defense, Inc., a Nevada corporation, in one or more sales to be completed by or before the fiscal quarter ended December 31, 2008 (the “Home Team Disposition”), and (ii) certain land and rights or other assets related thereto with an aggregate book value (on the books of Borrower) of not more than $650,000,000, in one or more sales outside the ordinary course of business to one or more third parties or to one or more entities in which Borrower or its Affiliates retain a minority equity interest, to be completed by or before the fiscal quarter ended September 30, 2008 (the “Land Sale”). As a result, Borrower has requested that Lenders consent to the Home Team Disposition and the Land Sale.
     (b) Each Lender that executes this Amendment hereby consents to the Home Team Disposition and the Land Sale and waives any Potential Default or Event of Default that would otherwise result solely as a result of the consummation thereof, subject to the following terms and conditions:
     (i) all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects upon the consummation of the Home Team Disposition and the Land Sale except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;
     (ii) the terms and conditions of the Home Team Disposition and the Land Sale are commercially reasonable, arm’s length transactions;
     (iii) Administrative Agent shall have received a proforma Compliance Certificate evidencing compliance with the covenants contained in Section 9.12 of the Credit Agreement, after giving effect to the Home Team Disposition and the Land Sale; and
     (iv) except solely as to the consents set forth in Section 2(b) above, no Potential Default or Event of Default has occurred and is continuing, both before and after giving effect to the Home Team Disposition and the Land Sale.
The consents hereby granted by Lenders under this Section 2 do not (A) constitute a waiver or modification of any other terms or provisions set forth in the Credit Agreement or any other Loan Document and shall not impair any right that any Credit Party may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, (B) impair any Credit Party’s rights to insist upon strict compliance with the Credit Agreement, as amended or otherwise modified hereby, or the other Loan Documents, and (C) does not extend to any other Loan Document. The Loan Documents continue to bind and inure to Borrower and the Credit Parties and their respective successors and permitted assigns.
     3. Amendments to Credit Agreement and Other Loan Documents.
     (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.
     (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.
     4. Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties and assurances, granted,
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conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee and assure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, preserve and protect those guaranties and assurances.
     5. Representations. Borrower represents and warrants to Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of this Amendment by Borrower other than the reporting and filing of this Amendment pursuant to Legal Requirements; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by Borrower of this Amendment do not require the consent of any Person that has not been obtained and do not and will not constitute a violation of any Legal Requirements or material agreements to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Amendment, no Potential Default or Event of Default exists.
     6. Conditions. This Amendment shall not be effective unless and until:
     (a) this Amendment is executed by Borrower, Administrative Agent, and Required Lenders;
     (b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;
     (c) both before and after giving effect to this Amendment, no Potential Default or Event of Default exists;
     (d) Administrative Agent receives a certificate executed by Responsible Officer of Borrower certifying (i) the name of each of its officers who are authorized to sign this Amendment and the other documents executed in connection herewith, (ii) a true and correct copy of the resolutions of Borrower that authorize the execution, delivery, and performance of this Amendment and the other documents executed in connection herewith, and (iii) copies of the articles or certificate of incorporation, bylaws, and other Constituent Documents of Borrower, that the same have not been amended since the date specified therein, and that the same are still in effect; and
     (e) Borrower shall have paid Administrative Agent all fees required to be paid by Borrower under the Loan Documents and the fee letter dated February 29, 2008, executed by Borrower, Bank of America, N.A., and Banc of America Securities LLC.
     7. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.
Third Amendment to Centex Credit Agreement

     8. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed — and its performance enforced — under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.
     9. Parties. This Amendment binds and inures to each of the parties hereto and their respective successors and permitted assigns.
     10. RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT THE OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY CREDIT PARTY. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH CREDIT PARTY AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
     11. Entireties. The Credit Agreement and the other Loan Documents, as amended by this Amendment, represent the final agreement between the parties about the subject matter of the Credit Agreement and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
[Remainder of Page Intentionally Left Blank; Signature Pages to Follow.]
Third Amendment to Centex Credit Agreement

     EXECUTED as of the first date written above.

CENTEX CORPORATION,
as Borrower

By:	/s/ Gail M. Peck

Name: Gail M. Peck
Title: Vice President & Treasurer
Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

BANK OF AMERICA, N.A.,
as Administrative Agent, an L/C Issuer, and as a Lender

By:	/s/ Eyal Namordi

Name: Eyal Namordi
Title: Senior Vice President
Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

JPMORGAN CHASE BANK, N.A.
as Co-Syndication Agent, as an L/C Issuer, and as a Lender

By:	/s/ Brian McDougal

Name: Brian McDougal
Title: Vice President
Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

THE ROYAL BANK OF SCOTLAND PLC,
as Co-Syndication Agent and as a Lender

By:	/s/ William McGinty

Name: William McGinty
Title: Senior Vice President
Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

CITICORP NORTH AMERICA, INC.,
as Co-Documentation Agent and as a Lender

By:	/s/ Marni McManus

Name: Marni McManus
Title: Vice President
Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

BNP PARIBAS,
as a Senior Managing Agent, as an L/C Issuer, and as a Lender

By:	/s/ Duane Helkowski

Name: Duane Helkowski
Title: Managing Director

By:	/s/ Angela Bentley-Arnold

Name: Angela Bentley-Arnold
Title: Director
Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

CALYON NEW YORK BRANCH,
as a Senior Managing Agent and as a Lender

By:	/s/ Robert Smith

Name: Robert Smith
Title: Managing Director

By:	/s/ Brian Myers

Name: Brian Myers
Title: Managing Director
Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Senior Managing Agent and as a Lender

By:	/s/ D. Barnell

Name: D. Barnell
Title: V.P. & Manager
Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

LLOYDS TSB BANK PLC, as a Managing Agent and as a Lender
By:	/s/ Carlos Lopez
	Name:	Carlos Lopez
	Title:	Associate Director Corporate Banking USA L007

By:	/s/ Jonathan Smith
	Name:	Jonathan Smith
	Title:	Assistant Vice President Risk Management & Business Support S025

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

COMERICA BANK, as an L/C Issuer and as a Lender
By:	/s/ Casey L. Stevenson
	Name:	Casey L. Stevenson
	Title:	Vice President

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

WASHINGTON MUTUAL BANK, FA, as a Lender
By:	/s/ John L. Thomas
	Name:	John L. Thomas
	Title:	Vice President

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

BARCLAYS BANK PLC, as Senior Managing Agent and a Lender
By:	/s/ Nicholas A. Bell
	Name:	Nicholas A. Bell
	Title:	Director

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Douglas G. Paul
	Name:	Douglas G. Paul
	Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

CITY NATIONAL BANK, a national banking association, as a Lender
By:	/s/ Nicola Baker
	Name:	NICOLA BAKER
	Title:	VICE PRESIDENT

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Morgan A. Lyons
	Name:	Morgan A. Lyons
	Title:	Vice President

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

UNICREDIT BANCA DI ROMA, formerly known as Banca Di Roma – New York Branch, as a Lender
By:	/s/ Alessandro Paoli
	Name:	Alessandro Paoli
	Title:	First Vice President

By:	/s/ Linda Lee
	Name:	Linda Lee
	Title:	Assistant Treasurer

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

COMPASS BANK, as a Lender
By:	/s/ Key Coker
	Name:	Key Coker
	Title:	Executive Vice President

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

MERRILL LYNCH BANK USA, as a Lender
By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	First Vice President

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

NATIXIS (fka NATEXIS BANQUES POPULAIRES), as a Lender
By:	/s/ Marie-Edith Dugeny
	Name:	Marie-Edith Dugeny
	Title:	Managing Director

By:	/s/ Timothée Delpont
	Name:	Timothée Delpont
	Title:	Associate

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

FIRST HAWAIIAN BANK, as a Lender
By:	/s/ George Leong
	Name:	George Leong
	Title:	Vice President

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

FIFTH THIRD BANK, as a Lender
By:	/s/ William M. Thurman
	Name:	William M. Thurman
	Title:	Vice President

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

SOCIETE GENERALE, as a Lender
By:	/s/ Milissa A. Goeden
	Name:	Milissa A. Goeden
	Title:	Director

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Jeff Gilbreath
	Name:	Jeff Gilbreath
	Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

LASALLE BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Eyal Namordi
	Name:	Eyal Namordi
	Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

EXHIBIT H
BORROWING BASE CERTIFICATE
     The undersigned, being a duly elected Responsible Officer of Centex Corporation, a Nevada corporation, hereby certifies that the following is a true and correct calculation of the Borrowing Base as of _______, 20___:

(a)	ninety percent (90%) of the net proceeds from Sold Units due to a Restricted Company;	$

(b)	ninety percent (90%) of the Net Book Value of all Sold Units;	$

(c)	eighty percent (80%) of the Net Book Value of all Spec Units;	$

(d)	seventy-five percent (75%) of the Net Book Value of all Developed Lots;	$

(e)	fifty percent (50%) of the Net Book Value of all Land Under Development;	$

(f)	thirty percent (30%) of the Net Book Value of all Unimproved Entitled Land	$

(g)	Borrowing Base (sum of (a) through (f); (provided that the sum of clause (e) and clause (f) above shall not exceed forty percent (40%) of the Borrowing Base)):	$

(h)
Consolidated Debt (and, for purposes of this calculation, the Excess Cash component used in the calculation of Consolidated Debt shall be reduced by the amount of Total Principal Debt as of the date of determination (but in no event shall such Excess Cash component be less than zero)
$

(i)	Subordinated Debt of the Restricted Companies in an amount not to exceed $200,000,000	$

(j)	Non-Recourse Debt of the Restricted Companies	$

(k)	Borrowing Base Debt ((h) minus (i) minus (j)):	$

(l)	Borrowing Base Calculation ((g) minus (k)):	$

Exhibit F to Centex Third Amendment

CENTEX CORPORATION

By:

Name:

Title:

Exhibit F to Centex Third Amendment

REVISED SCHEDULE 2.1
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$132,733,812.97	9.832134293%
JPMorgan Chase Bank, N.A.	$119,784,172.67	8.872901679%
Royal Bank of Scotland plc	$119,784,172.67	8.872901679%
Citicorp North America, Inc.	$119,784,172.67	8.872901679%
BNP Paribas	$69,604,316.55	5.155875300%
Calyon New York Branch	$79,316,546.76	5.875299760%
The Bank of Tokyo-Mitsubishi, Ltd.	$79,316,546.76	5.875299760%
Barclays Bank plc	$79,316,546.76	5.875299760%
Suntrust Bank	$58,273,381.30	4.316546763%
Lloyds TSB Bank, plc	$58,273,381.30	4.316546763%
Wachovia Bank, National Association	$58,273,381.30	4.316546763%
Comerica Bank	$48,561,151.08	3.597122302%
Washington Mutual Bank, FA	$38,848,920.87	2.877697842%
PNC Bank, National Association	$32,374,100.72	2.398081535%
UBS Loan Finance LLC	$32,374,100.72	2.398081535%
Merrill Lynch Bank USA	$32,374,100.72	2.398081535%
City National Bank	$19,424,460.43	1.438848921%
The Northern Trust Company	$19,424,460.43	1.438848921%
US Bank National Association	$19,424,460.43	1.438848921%
UniCredit Banca di Roma	$16,187,050.35	1.199040767%
Compass Bank	$19,424,460.43	1.438848921%
Fifth Third Bank	$16,187,050.35	1.199040767%
Natexis Banques Populaires	$22,661,870.50	1.678657074%
Societe Generale	$16,187,050.35	1.199040767%
First Hawaiian Bank	$9,712,230.21	0.719424460%
Keybank National Association	$16,187,050.35	1.199040767%
LaSalle Bank National Association	$16,187,050.35	1.199040767%
Total	$1,350,000,000	100.000000000%
Exhibit F to Centex Third Amendment